Business Combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combinations

Note 2: Business Combinations
We regularly explore opportunities to acquire financial services companies and businesses. Generally, we do not make a public announcement about an acquisition opportunity until a definitive agreement has been signed. For information on additional contingent consideration related to acquisitions, which is considered to be a guarantee, see Note 14 (Guarantees, Pledged Assets and Collateral).
During 2015, we completed an acquisition of a small investment intermediary and purchased total assets of $3 million. We had two acquisitions pending as of December 31, 2015. The first acquisition, which closed on January 1, 2016, was the purchase of $4.0 billion of operating and capital leases associated with GE Railcar Services, which included 77,000 railcars and just over 1,000 locomotives. The second pending acquisition is the purchase of GE Capital's Commercial Distribution Finance and Vendor Finance businesses. The acquisition is expected to involve total assets of approximately $31 billion, and is expected to close in two phases. The North American portion, which represents approximately 90% of total assets to be acquired, is expected to close late in the first quarter of 2016. The international assets are expected to close in the second quarter of 2016. Approximately 2,900 full-time employees are expected to join Wells Fargo as a result of this transaction.
During 2014, we completed one acquisition of a railcar and locomotive leasing business with combined total assets of $422 million. Additionally, no business combinations were completed in 2013.